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                                                               Exhibit 10(o)(i)

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 27, 2001, is made by and among POTLATCH CORPORATION, a Delaware corporation (the "Company"), the Subsidiary Guarantors party hereto, the several financial institutions party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

                                    RECITALS

                  The Company, the Subsidiary Guarantors party thereto, the several financial institutions from time to time party thereto (each a "Lender" and, collectively, the "Lenders") and the Agent are parties to a Credit Agreement dated as of June 29, 2001, (as may be amended, modified, restated and supplemented from time to time, the "Credit Agreement").

                  The Company, the Subsidiary Guarantors, the Required Lenders and the Agent have agreed to deliver and execute this Amendment on the terms and conditions set forth herein.

                                   AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1 Amendment to Section 1.1. Section 1.1 to the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

                  "IRB Letters of Credit" means those certain irrevocable Letters of Credit issued by Bank of America, as Issuing Lender, in substitution of certain irrevocable letters of credit issued by Bank One, NA (formerly known as The First National Bank of Chicago) as more specifically set forth on
                  Schedule 8.1.

                  SECTION 2 Amendment to Section 2.2(a). Section 2.2(a) of the Credit Agreement is hereby amended in its entirety to read as follows with the additions and deletions set forth below:

                  (a) Issuance. The Existing Letters of Credit have previously been issued by the applicable Issuing Lender and subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, Bank of America, in its capacity as an Issuing Lender, agrees to issue, the applicable Issuing Lender agrees to renew, extend and modify and each Lender with a Revolving Commitment severally agrees to participate in the issuance by such Issuing Lender of, standby Letters of Credit in Dollars from time to time from the Closing Date until the date thirty (30) days prior to the Maturity Date as the Borrower may request, by delivering a Letter of Credit Application to the applicable Issuing Lender; provided,

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                  however, that (i) the LOC Obligations outstanding shall not exceed (x) in the case of the issuance of the IRB Letters of Credit, ONE HUNDRED THIRTY MILLION DOLLARS ($130,000,000) until such date that the IRB Letters of Credit are issued hereunder and each letter of credit issued by Bank One, NA as more specifically set forth on Schedule 8.1, has terminated or been cancelled by the applicable trustee and
                  (y) at all other times ONE HUNDRED TEN MILLION DOLLARS ($110,000,000); (the "LOC Committed Amount") and (ii) the sum of the aggregate outstanding principal amount of Revolving Loans plus LOC Obligations shall not at any time exceed the Revolving Committed Amount. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance, except as otherwise agreed to by the applicable Issuing Lender (provided that any such Letter of Credit may contain customary "evergreen" provisions pursuant to which the expiry date is automatically extended by a specific time period unless the applicable Issuing Lender gives notice to the beneficiary of such Letter of Credit at least a specified time period prior to the expiry date then in effect) or (y) as originally issued or as extended, have an expiry date extending beyond the date thirty (30) days prior to the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance date of each Letter of Credit shall be a Business Day. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  SECTION 3 Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (a) This Amendment. The Agent shall have received a duly executed counterpart of this Amendment from the Required Lenders and the Company;

                  (b) Representations and Warranties; No Default. As of the date hereof, after giving effect to the Amendment contemplated hereby:

                  (i)      the representations and warranties contained in
         Section 6 shall be true and correct in all material respects on and as of the date hereof as though made on and as of such date; and

                  (ii) no Event of Default shall have occurred and be continuing.

         SECTION 4 Representations and Warranties. Each of the Company and the Subsidiary Guarantors hereby represents and warrants to the Lenders and the Agent that:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws

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         affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

                  (e) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

                  (f) All of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

                  SECTION 5         Miscellaneous.

                  (a) Credit Agreement Otherwise Not Affected. Except as expressly modified pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Lenders' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

                  (b) No Reliance. The Credit Parties hereby acknowledge and confirm to the Agent and the Lenders that they are executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

                  (c) Costs and Expenses. The Company agrees to pay to the Agent on demand its reasonable out-of-pocket costs and expenses, and the reasonable fees and disbursements of its counsel, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

                  (d) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Subsidiary Guarantors, the Agent and each Lender and their respective successors and assigns.

                  (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                  (f)      Complete Agreement; Amendments. This Amendment
contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.3 of the Credit Agreement.

                  (g) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                  (h) Counterparts/Telecopy. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

                  (i) Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to the Agent, the Credit Parties and other parties, and are the product of all parties hereto. Accordingly, this Amendment shall not be construed against any of the Lenders or the Agent merely because of the Agent's or any Lender's involvement in the preparation thereof.

                  (j) Credit Document. This Amendment shall constitute a "Credit Document" under and for all purposes of the Credit Agreement and the other Credit Documents.

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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, as of the date first above written.

BORROWER:                POTLATCH CORPORATION

                         By: __________________________
                         Name: ________________________
                         Title: _______________________

                        [signature pages continue]

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SUBSIDIARY
GUARANTORS:              DULUTH & NORTHEASTERN RAILROAD CO.

                         By: __________________________
                         Name: ________________________
                         Title: _______________________

                         THE PRESCOTT AND NORTHWESTERN
                         RAILROAD COMPANY

                         By: __________________________
                         Name: ________________________
                         Title: _______________________

                         ST. MARIES RIVER RAILROAD COMPANY

                         By: __________________________
                         Name: ________________________
                         Title: _______________________

                         WARREN AND SALINE RIVER RAILROAD
                         COMPANY

                         By: __________________________
                         Name: ________________________
                         Title: _______________________

                        [signature pages continue]

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AGENT:                   BANK OF AMERICA, N.A.,
                         in its capacity as Agent

                         By:
                         Name:
                         Title:

                        [signature pages continue]

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LENDERS:                 BANK OF AMERICA, N.A.
                         individually in its capacity as Lender and as an Issuing Lender

                         By:
                         Name:
                         Title:

                        [signature pages continue]

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                         _________________________________
                         Lender

                         By:
                         Name:
                         Title:

                        [signature pages continue]

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